SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                            SI Handling Systems, Inc.
                            -------------------------
             (Exact Name of Registrant as Specified in Its Charter)




             Pennsylvania                                        22-1643428
----------------------------------------                     -------------------
(State of Incorporation or Organization)                      (I.R.S. Employer
                                                             Identification No.)


           600 Kuebler Road
              Easton, PA                                         18040-9295
----------------------------------------                      ------------------
(Address of Principal Executive Offices)                         (Zip Code)





If this form relates to the registration of a class of If this form relates to the registration of a class of securities pursuant to Section 12(b) of the securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to Exchange Act and is effective pursuant to General General Instruction A.(c), please check the Instruction A.(d) please check the following box. following box. [ X ] [ ]


Securities Act registration statement file number to which this form relates:
                                                                        NA
                                                                 ---------------
                                                                 (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:


     Title of Each Class                        Name of Each Exchange on Which
     to be so Registered                        Each Class is to be Registered
     -------------------                        ------------------------------
        Common Stock                              The American Stock Exchange

Securities to be registered pursuant to Section 12(g) of the Act:

         None.
         ----

Item 1.   Description of Registrant's Securities to be Registered
------    -------------------------------------------------------
                  The Common Stock, $1.00 par value per share of SI Handling Systems, Inc. (the "Registrant" or the "Company") is described under the Caption "Description of Securities" in the Registration Statement on Form 10 (the "Registration Statement") filed by the Registrant with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. The section entitled "Description of Securities" in the Registration Statement is incorporated herein by reference.


Item 2.   Exhibits
------    --------

                  Not applicable.

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                       SI HANDLING SYSTEMS, INC.



Date: March 8, 2000                    By: /S/ William Johnson
      -------------                        -------------------------------------
                                           William Johnson
                                           President and Chief Executive Officer